Unaudited Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Net income for the period	$ 216,258	$ 245,024
Other comprehensive income / (loss):
Unrealized gain / (loss) on cash flow hedges, net (Notes 22 and 24)	(9,234)	26,757
Reclassification of amount excluded from the interest rate caps assessment of effectiveness based on an amortization approach to Interest and finance costs	1,272	54
Effective portion of changes in fair value of cash flow hedges (Notes 22 and 24)	365	1,972
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 24)	31	31
Other comprehensive income / (loss) for the period	(7,566)	28,814
Total comprehensive income for the period	208,692	273,838
Comprehensive loss attributable to non-controlling interest in subsidiaries	3,997	0
Total comprehensive income for the period attributable to Costamare Inc.	$ 212,689	$ 273,838